CONSOLIDATED
STATEMENT OF INVESTMENTS March 31, 2019 Unaudited

	Shares	Value		Shares	Value
Common Stocks—97.9%			Metals & Mining (Continued)
Consumer Discretionary—0.5%			ERO Copper Corp.[1]	896,000$	10,707,614
Specialty Retail—0.5%			Evolution Mining
Lovisa Holdings Ltd.	710,000	$4,535,005	Ltd.	22,393,732	57,816,421
Industrials—1.6%			Ferroglobe plc	1,270,000	2,603,500
Electrical Equipment—1.2%			First Quantum
GrafTech			Minerals Ltd.	1,126,000	12,765,294
International Ltd.	866,000	11,076,140	Franco-Nevada
			Corp.	321,000	24,091,050
Machinery—0.4%			Ganfeng Lithium
Sandvik AB	250,000	4,063,189	Co. Ltd., Cl. H1,3	4,250,000	7,093,719
Materials—95.8%			Gold Fields Ltd.,
Metals & Mining—95.8%			Sponsored ADR	2,700,000	10,071,000
Agnico Eagle Mines			Gold Road
Ltd.	602,000	26,187,000	Resources Ltd.[1]	17,792,220	12,228,504
Alacer Gold Corp.[1]	6,440,000	17,493,321	Gold Standard
Alamos Gold, Inc.,			Ventures Corp.[1]	1,861,112	1,898,334
Cl. A	1,905,000	9,677,400	Golden Star
Americas Silver			Resources Ltd.[1]	2,485,532	9,867,562
Corp.[1,2]	1,140,000	1,876,754	Guyana Goldfields,
AMG Advanced			Inc.[1]	3,420,000	2,763,947
Metallurgical Group			Highland Gold
NV	265,000	8,272,179	Mining Ltd.	5,890,000	14,070,746
AngloGold Ashanti			IAMGOLD Corp.[1]	270,000	936,900
Ltd., Sponsored			Independence
ADR	1,244,000	16,296,400	Group NL	320,000	1,110,661
Argonaut Gold, Inc.[1]	900,000	1,266,135	Ivanhoe Mines Ltd.,
Atalaya Mining plc[1]	740,000	2,212,468	Cl. A1	18,690,000	44,754,742
Atlantic Gold Corp.[1]	7,850,000	12,453,324	K92 Mining, Inc.[1]	7,610,000	8,371,085
Aurelia Metals Ltd.[1]	8,330,000	5,271,142	Kenmare Resources
Ausdrill Ltd.	5,262,817	6,124,819	plc[1]	190,000	496,880
B2Gold Corp.[1]	10,480,000	29,448,800	Kirkland Lake Gold
Barrick Gold Corp.	2,692,470	36,913,764	Ltd.	1,359,367	41,339,974
Bellevue Gold Ltd.[1]	4,100,000	1,600,909	Koza Altin
			Isletmeleri AS1	730,000	5,495,585
Bushveld Minerals			Largo Resources
Ltd.[1]	3,300,000	1,543,945	Ltd.[1]	690,000	1,094,623
Centamin plc	8,270,000	9,605,628	Leagold Mining
Centerra Gold, Inc.[1]	1,343,000	7,044,883	Corp.[1]	4,970,000	6,991,881
Central Asia Metals			Lundin Gold, Inc.[1]	1,129,400	4,352,460
plc	790,000	2,440,487	Lynas Corp. Ltd.[1]	6,530,000	9,712,564
Coeur Mining, Inc.[1]	860,000	3,508,800	Maverix Metals,
Continental Gold,			Inc.[1]	230,000	426,834
Inc.[1]	4,100,000	8,866,689	Metals X Ltd.[1]	9,190,000	1,537,720
Dacian Gold Ltd.[1]	8,940,000	15,334,366	Mineral Resources
Dundee Precious			Ltd.	1,014,811	11,434,499
Metals, Inc.[1]	1,580,000	5,237,700	New Century
Eldorado Gold			Resources Ltd.[1]	4,110,000	2,412,919
Corp.[1]	1,140,702	5,281,450	New Gold, Inc.[1]	3,150,000	2,712,150
Endeavour Mining
Corp.[1]	2,060,000	30,922,737	Newmont Mining
			Corp.[4]	1,094,923	39,165,396

	1	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED
STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value			Shares		Value
Metals & Mining (Continued)			Metals & Mining (Continued)
Northern Star			TMAC Resources,
Resources Ltd.	10,457,562$	66,121,582	Inc.[1]		930,000		$3,027,276
Novagold			Torex Gold
Resources, Inc.[1]	415,000	1,730,550	Resources, Inc.[1]		2,652,800		33,389,528
Novo Resources			Trevali Mining
Corp.[1]	840,000	1,734,875	Corp.[1]		23,149,500		6,929,173
Osisko Gold			Trilogy Metals, Inc.[1]		380,000		934,800
Royalties Ltd.	68,000	764,320	Victoria Gold Corp.[1]		9,450,000		3,040,745
Pan American Silver			Wesdome Gold
Corp.	276,000	3,657,000	Mines Ltd.[1,2]		7,275,100		22,973,714
Pantoro Ltd.[1]	12,400,000	2,203,198	Westgold Resources
Perseus Mining Ltd.[1]	20,000,000	6,470,160	Ltd.[1]		10,268,294		9,183,556
Pilbara Minerals			Wheaton Precious
Ltd.[1]	3,160,000	1,776,673	Metals Corp.		440,000		10,480,800
Polymetal			White Gold Corp.[1]		460,000		440,603
International plc	810,000	9,123,107	Yamana Gold, Inc.		1,910,000		4,985,100
Polyus PJSC, GDR	276,000	11,353,186	Zhaojin Mining
Pretium Resources,			Industry Co. Ltd.,
Inc.[1]	465,000	3,973,734	Cl. H		2,380,000		2,371,916
Ramelius Resources							921,419,191
Ltd.[1]	3,510,000	2,127,703	Total Common Stocks
Real Gold Mining			(Cost $787,530,523)				941,093,525
Ltd.[1,5]	10,400,000	—
Regis Resources Ltd.	3,190,000	11,952,030			Units
Royal Gold, Inc.	265,500	24,141,915	Rights, Warrants and Certificates—0.0%
Royal Nickel Corp.[1]	4,900,000	1,870,019	Pan American Silver
Saracen Mineral			Corp. Strike Price
Holdings Ltd.[1]	6,700,000	13,686,729	$1, Exp	. 2/22/29[1]
SEMAFO, Inc.[1]	4,620,000	12,826,131	(Cost $0)		2,300,100		—
Shandong Gold
Mining Co. Ltd.,					Shares
Cl. H1,3	2,220,000	5,276,056	Investment Company—2.3%
Silver Lake			Oppenheimer
Resources Ltd.[1]	7,400,000	4,289,499	Institutional
Silvercorp Metals,			Government Money
Inc.	100,000	256,669	Market Fund, Cl.
SilverCrest Metals,			E, 2.42%[2,6] (Cost
Inc.[1]	1,490,000	4,883,601	$22,536,510)		22,536,510		22,536,510
SolGold plc[1]	19,400,000	9,530,685
Southern Copper			Total
Corp.	12,000	476,160	Investments,
SSR Mining, Inc.[1]	761,000	9,634,260	at Value (Cost
St Barbara Ltd.	250,000	596,474	$810,067,033)		100.2%		963,630,035
			Net Other Assets
			(Liabilities)		(0.2)		(1,780,016)
			Net Assets		100.0	% $	961,850,019

Footnotes to Consolidated Statement of Investments
1. Non-income producing security.

2 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Footnotes to Consolidated Statement of Investments (Continued)
2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

		Shares	Gross	Gross	Shares
		June 30, 2018	Additions	Reductions	March 31, 2019
Common Stock
Metals & Mining
Americas Silver Corp.[a]		2,395,000	90,000	1,345,000	1,140,000
Wesdome Gold Mines Ltd.		7,225,100	50,000	—	7,275,100
Investment Company
Oppenheimer Institutional
Government Money Market Fund,
Cl. E		26,837,381	176,632,082	180,932,953	22,536,510
					Change in
				Realized	Unrealized
		Value	Income	Gain (Loss)	Gain (Loss)
Common Stock
Metals & Mining
Americas Silver Corp.[a]	$	—[b] $	— $	(3,391,753)	$(256,359)
Wesdome Gold Mines Ltd.		22,973,714	—	—	5,951,796
Investment Company
Oppenheimer Institutional
Government Money Market Fund,
Cl. E		22,536,510	340,040	—	—
Total		$45,510,224	$340,040	$(3,391,753)	$5,695,437

a. No Longer Affiliate at period end.
b. The security is no longer an affiliate,Therefore, the value has been excluded from this table.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
These securities amount to $12,369,775 or 1.29% of the Fund's net assets at period end.
4. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $15,777,968. See Note
6 of the accompanying Consolidated Notes.
5. The value of this security was determined using significant unobservable inputs.  See Note 3 of the accompanying
Consolidated Notes.
6. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Canada	$464,650,289	48.2%
Australia	247,527,133	25.7
United States	129,531,940	13.4
Russia	34,547,038	3.6
South Africa	26,367,400	2.7
United Kingdom	16,118,616	1.7
China	14,741,690	1.5
Egypt	9,605,628	1.0
Netherlands	8,272,179	0.9

3 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)					Value		Percent
Turkey					$5,495,585		0.6%
Sweden					4,063,189		0.4
Cyprus					2,212,468		0.2
Ireland					496,880		0.1
Total					$963,630,035		100.0%

Exchange-Traded Options Written at March 31, 2019
			Number of		Notional
	Exercise Expiration		Contracts		Amount Premiums
Description	Price	Date	(000	's)	(000	's)	Received	Value
Alamos Gold, Inc. Call	USD 5.000	9/20/19	USD (1)		USD 508 $		60,920	$(65,000)
Alamos Gold, Inc. Put	USD 5.000	9/20/19	USD (1)		USD 508		53,461	(52,500)
AngloGold Ashanti
Ltd. Call	USD 15.000	7/19/19	USD (1)		USD 1,310		51,360	(45,000)
AngloGold Ashanti
Ltd. Put	USD 15.000	7/19/19	USD (1)		USD 1,310		196,579	(217,500)
Barrick Gold Corp. Put	USD 12.000	5/17/19	USD (1)		USD 1,371		39,961	(7,000)
First Quantum Minerals
Ltd. Call	CAD 17.000	10/18/19	CAD (1)		CAD 1,515		77,210	(103,266)
First Quantum Minerals
Ltd. Put	CAD 11.000	10/18/19	CAD (1)		CAD 1,515		59,306	(53,504)
Franco-Nevada Corp.
Call	USD 80.000	10/18/19	USD (1)		USD 7,505		211,958	(325,000)
Franco-Nevada Corp.
Put	USD 65.000	10/18/19	USD (2)		USD 15,010		295,919	(255,000)
Franco-Nevada Corp.
Call	USD 90.000	10/18/19	USD (1)		USD 7,505		113,960	(112,500)
GrafTech International
Ltd. Put	USD 12.500	10/18/19	USD (1)		USD 1,279		221,298	(160,000)
GrafTech International
Ltd. Call	USD 17.500	10/18/19	USD (1)		USD 1,279		56,461	(50,000)
Kirkland Lake Gold
Ltd. Put	CAD 40.000	10/18/19	CAD (1)		CAD 4,064		149,578	(267,520)
Kirkland Lake Gold
Ltd. Call	CAD 48.000	4/18/19	CAD (1)		CAD 4,064		148,504	(11,225)
Kirkland Lake Gold
Ltd. Call	CAD 52.000	10/18/19	CAD (1)		CAD 4,064		138,586	(93,538)
Pretium Resources,
Inc. Put	CAD 11.000	10/18/19	CAD (1)		CAD 1,142		81,900	(87,926)
Torex Gold Resources,
Inc. Call	CAD 18.000	10/18/19	CAD (1)		CAD 1,682		89,307	(130,954)
Total Exchange-Traded Options Written					$2,046,268			$ (2,037,433)

Glossary:

Currency abbreviations indicate amounts reporting in currencies
CAD	Canadian Dollar

	4	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED
STATEMENT OF INVESTMENTS March 31, 2019 Unaudited

1. Organization
Oppenheimer Gold & Special Minerals Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940
(“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation.
The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the
“Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-
Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies
Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company,
Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the
Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in gold bullion and other precious metals, shares of exchanged-traded funds that invest in gold bullion (“Gold ETFs”), commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.
    At period end, the Fund owned 8 shares with net assets of $84,582 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S.
dollars.Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.
(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation
The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the "Exchange" or "NYSE") is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if

5 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED
STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)
necessary.

Valuation Methods and Inputs
Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.
    The following methodologies are used to determine the market value or the fair value of the types of securities described below:
    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-
the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.
    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as
determined in good faith by the Manager’s Valuation Committee. The Valuation Committee
considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions.When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.
The following paragraph is only included when the Fund holds Level 3 investments.
    To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source.
For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms

6 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

3. Securities Valuation (Continued)
the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.
These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities
(including securities actively traded on a securities exchange)
2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

				Level 3—
		Level 1—	Level 2—	Significant
		Unadjusted	Other Significant Unobservable
		Quoted Prices Observable Inputs		Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$	— $	4,535,005$	— $	4,535,005
Industrials		11,076,140	4,063,189	—	15,139,329
Materials		589,540,476	331,878,715	—	921,419,191
Rights, Warrants and Certificates		—	—	—	—
Investment Company		22,536,510	—	—	22,536,510
Total Assets		$623,153,126$	340,476,909$	— $	963,630,035

Liabilities Table
Other Financial Instruments:
Options written, at value		$(2,037,433) $	— $	— $	(2,037,433)
Total Liabilities		$(2,037,433) $	— $	— $	(2,037,433)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

7 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED
STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)
    For the reporting period, there were no transfers between levels.

4. Investments and Risks
Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition.A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager or an affiliate of the Manager (“Affiliated Funds”).Affiliated Funds
are management investment companies registered under the 1940 Act, as amended. Unless otherwise stated, the Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds.When applicable, the Fund's investments in Affiliated Funds are included in the Consolidated Statement of Investments.
Shares of Affiliated Funds are valued at their net asset value per share.As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the
Affiliated Funds.
    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the
Fund’s shares.To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The

8 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

4. Investments and Risks (Continued)
Fund may invest in money market instruments by investing in Class E shares of Oppenheimer
Institutional Government Money Market Fund ("IGMMF"), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price.The value of the
Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.
    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities.
These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.
    The Fund invests primarily in the mining and metals industry.

5. Market Risk Factors
The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.
Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the
U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

9 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED
STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.
Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives
The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options.
In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”)
transaction, or through a securities or futures exchange and cleared through a clearinghouse.
    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.
    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund.Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.
Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.
    The Fund's actual exposures to these market risk factors and associated risks during the

10 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

6. Use of Derivatives (Continued)
period are discussed in further detail, by derivative type, below.

Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.
    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid.
Upon the expiration or closing of the option transaction, a gain or loss is reported in the
Consolidated Statement of Operations in the annual and semiannual reports.
Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
    During the period, the Fund had no purchased options outstanding.
    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in
the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated
Statement of Investments.
    The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the
Fund pays a premium for the option, and the option may be worth less than the premium paid

11 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED
STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)
or expire worthless.
    During the reporting period, the Fund had an ending monthly average market value of
$360,475 and $847,792 on written call options and written put options, respectively.
    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund.The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.
    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.
    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.
Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The
Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.
    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission

12 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

6. Use of Derivatives (Continued)
merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.
    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and
Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Pending Acquisition
On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the
“Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the
“Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc.
will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company
Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for
U.S. federal income tax purposes.
    Each Reorganization is subject to the approval of shareholders of each Fund. Shareholders of record of each Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Trusts' Board of Trustees considered in approving the Agreement. The combined prospectus and proxy statement was distributed to shareholders of record on or about February 28, 2019.
    Each Fund was expected to hold a shareholder meeting on April 12, 2019, at which shareholders of record (as of January 14, 2019) of each Fund would have been entitled to vote on the Reorganization. However, as of April 12, 2019, quorum had not yet been obtained with respect to each Fund; therefore, the shareholder meeting with respect to each Fund has been adjourned to May 17, 2019 for the purpose of providing additional time for shareholders to vote. The meeting may be adjourned or postponed further, as necessary.
    If shareholders approve the Agreement and certain other closing conditions are satisfied or

13 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED
STATEMENT OF INVESTMENTS Unaudited / Continued

7. Pending Acquisition (Continued)
waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

14 OPPENHEIMER GOLD & SPECIAL MINERALS FUND